UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
February 22, 2021

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 22, 2021, Plantronics, Inc. (the “Company”) issued a press release announcing its intention to sell up to $500 million aggregate principal amount of new unsecured senior notes due 2029 in a private placement in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to Rule 135c under the Securities Act, the Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated herein by reference.

In connection with the private placement, the Company is updating the Covid-19 related risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended March 28, 2020. The updated Covid-19 related risk factors are set forth below in their entirety.

The full and long-term effects of the global COVID-19 pandemic on our business depend on future events that continue to be highly uncertain and cannot be predicted.

The novel strain of COVID-19 identified in late 2019 has spread globally, including within the United States, and had a mixed effect, and could in the future have a mixed or adverse effect, on our business, operations and financial condition.

The pandemic has resulted in government authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and shutdowns. These restrictions have led to a massive increase in remote work. As companies continued to shift from in-office to work-from-home arrangements, we experienced elevated demand for certain Enterprise Headsets and Video devices, which support these arrangements, and a decline in demand for our Voice products and associated services, which support on-premises enterprise work. The acceleration in customer and partner demand for our products that support remote work, remote learning, and telemedicine opportunities, have led to increased sales and operating income. We expect the trend in these areas to continue in the short term. Such increased demand also has led, and may continue to lead, to increased competition, particularly in our headset and video categories. The full extent of the impact of the pandemic on our business and on our operational and financial performance and condition remains uncertain and will depend on many factors over which we have no control, including the length of the pandemic and its variant strains, the availability of vaccines, and whether a hybrid work model will be adopted and maintained by businesses and customers over the long-term.

COVID-19 has caused supply chain issues, including a shortage of adequate component supply and manufacturing capacity. This has increased our costs and has caused a delay in our ability to fulfill orders, which has had, and may continue to have, an adverse impact on our business and operating results.

From the initial outbreak of the virus in Wuhan, China and its spread globally, we have experienced disruptions and higher costs in our manufacturing, supply chain and logistics operations, and in some cases, increased sell-through, resulting in shortages of our products in our distribution channels and loss of market share and opportunities.

Manufacturing capacity and component supply constraints have caused, and could continue to cause, significant issues for us. We purchase components from a variety of suppliers and use several contract manufacturers to provide manufacturing services for our products. As a result of COVID-19, our component suppliers are at capacity and are under pressure to allocate product to certain customers for business, regulatory or political reasons, and/or demand changes in agreed pricing as a condition of supply. Such disruptions may continue, or worsen, in the future. We have experienced a limited supply in key components, such as integrated circuits, necessary to complete production and meet customer demand and fulfill our backlog of orders. We have also experienced extended lead times on these component parts, and we expect these extended lead times to continue for the foreseeable future, which has impacted our production and delivery schedules. Also, long-term supply and maintenance obligations to customers increase the duration for which specific components are required, which may further increase the risk of component shortages or the cost of carrying inventory. If component shortages continue, we will continue to experience supply interruption and/or may incur significant price increase from these suppliers.

Although we continue to work with our supply chain and dual source partners to take the necessary steps to mitigate disruption of supply, there can be no assurance that the ongoing disruptions due to COVID-19 will be resolved in the near term. If we are unable to identify such alternative suppliers and/or buy these components in quantities sufficient to meet our requirements on a timely basis, then we will not be able to deliver products and services to our customers, which would seriously affect present and future sales, and would, in turn, adversely affect our business, financial condition, and results of operation. Moreover, increased competition for such component parts has resulted in, and may continue to result in, increases in the price of one or more these components, and/or may require us to purchase components at prices in excess of the current market price, which in turn, will decrease our gross margins.

In addition, current and future restrictions or disruptions of transportation, such as reduced availability of air transport, port closures, and increased border controls or closures, may also impact our ability to meet customer demand and could materially adversely affect us. Our customers and channel partners have also experienced, and may continue to experience, disruptions in their operations, which can result in delayed, reduced, or canceled orders, and increased collection risks, and which may adversely affect our results of operations. The COVID-19 pandemic may also result in long-term changes in customer needs for our products and services in various sectors, along with IT-related capital spending reductions, or shifts in spending focus, that could materially adversely affect us if we are unable to adjust our product and service offerings to match customer needs.

Moreover, growth in the economy is likely to create greater pressures on us and our suppliers to accurately project overall component demand and component demands within specific product categories and to establish optimal component levels and manufacturing capacity. If we are unable to secure enough components at reasonable prices or of acceptable quality to build new products in a timely manner in the quantities or configurations needed, our revenue and gross margins could suffer until other sources can be developed. Additionally, if our sales channel partners have excess inventory of our products or decide to decrease their inventories for any reason, then they may decrease the amount of products they acquire in subsequent periods, causing disruption in our business and adversely affecting our forecasts and sales.

Our future growth will depend on our diversified product and services offerings, and if we do not successfully execute on our growth opportunities, our operating results could be adversely affected.

COVID-19 has forced businesses around the world to shift their employees to remote work due to shelter-in-place orders. As a result, we believe that businesses may be shifting to permanent remote work for some or all of their workforce. As a result, we have experienced downward pressure on the sales of our audio and video solutions, which typically are used in office environments. A continuation of the movement towards these remote and/or flexible work practices could over time erode the overall demand for office equipment and further erode sales of our voice and video product lines.

Due to the changing working environment, we are attempting to diversify our product category portfolio and focusing more of our attention on hybrid work-related products, including new products in our Headsets category with noise cancellation and other advanced artificial intelligence and machine learning features, and our new professional-grade personal video tools to meet the needs of remote workers and IT administrators configuring solutions for a variety of applications. Our operating results depend on our ability to develop and introduce new products and services into existing and emerging. While we are taking actions to develop new and/or increase the manufacturing of our existing collaboration tools that enable both in office and remote work, our failure to timely accommodate this rapidly shifting market demand, and/or failure of customers to purchase and/or renew our offerings, could negatively impact on our financial results.

The COVID-19 pandemic may also result in long-term changes in customer needs for our products and services in various sectors, along with IT-related capital spending reductions, or shifts in spending focus, that could materially adversely affect us if we are unable to adjust our product and service offerings to match customer needs. The process of developing new technology is complex and uncertain, and if we fail to accurately predict customers’ changing needs and emerging technological trends, then our business could be harmed. We must commit significant resources, including the investments we have been making in our strategic priorities to developing new products and services, before knowing whether our investments will result in products and services the market will accept. In particular, if our model of the evolution of hybrid working and focus on the professional customer does not emerge as we believe it will, or if the industry does not evolve as we believe it will, or if our strategy for addressing this evolution is not successful, many of our strategic initiatives and investments may not meet our expectations. In addition, our business could be adversely affected in periods surrounding our new product introductions if customers delay purchasing decisions to qualify or otherwise evaluate the new product offerings. There can be no assurance that we will successfully identify new product and services opportunities, develop and bring new products and services to market in a timely manner, or achieve market acceptance of our products and services or that products, services and technologies developed by others will not render our products, services or technologies obsolete or noncompetitive.

As we expand into new product and service categories and/or go-to- market strategies in pursuit of growth, we will have to build relationships with new channel partners and adapt to new distribution and marketing models. These new partners, practices and models may require significant management attention and operational resources and may affect our accounting, including revenue recognition, gross margins, and the ability to make comparisons from period to period. If we are unable to build successful distribution channels or successfully market our products and services in these new categories, we may not be able to take advantage of the growth opportunities, and our business and our ability to grow our business could be adversely affected.

We rely on third parties to sell and distribute our products, and we rely on their information to manage our business. Disruption of our relationship with these channel partners could adversely affect our business, results of operations, operating cash flows and financial condition.

We sell our products through a global network of distributors and channel partners, including value-added resellers, integrators, direct marketing resellers, and service providers, as well as through both traditional and online retailers, office supply distributors, and e-commerce channels. The impact of economic conditions, labor issues, natural disasters, regional or global pandemics, evolving customer preferences, and purchasing patterns on our distribution partners, or competition between our sales channels, could result in sales channel disruption. Any loss of a major partner or distribution channel or other channel disruption could make us more dependent on alternate channels, increase pricing and promotional pressures from other partners and distribution channels, increase our marketing costs, or adversely impact buying and inventory patterns, payment terms or other contractual terms, sell-through or delivery of our products to consumers, our reputation and brand equity, or our market share. Our sales channel partners also sell products offered by our competitors, and if product competitors offer our sales channel partners more favorable terms, have more products available to meet their needs, or utilize the leverage of broader product lines sold through the channel, then our sales channel partners may de-emphasize or decline to carry our products, which would adversely affect our business.

We face risks related to COVID-19 related to our offices worldwide and our manufacturing facility in Mexico, which could significantly disrupt our operations.

In light of the uncertain and rapidly evolving situation relating to the spread of this virus and various government restrictions and guidelines, we have taken measures intended to mitigate the spread of the virus and minimize the risk to our employees, channel partners, end-customers, and the communities in which we operate. Such measures included transitioning our in-office employee population to work remotely from home, adhering to public safety and shelter in place directives, physical distancing protocols within offices and manufacturing facilities for our essential workers, providing personal protective equipment, including face masks and hand sanitizers, conducting routine sanitation of facilities, requiring health monitoring before entry into Poly facilities and restricting the number of visitors to our sites. Although we continue to monitor the situation, precautionary measures that we have adopted could negatively affect our customer success efforts, sales and marketing efforts, delay and lengthen our sales cycles, and create operational or other challenges, any of which could harm our business and results of operations. In addition, COVID-19 may disrupt the operations of our end-customers and channel partners for an indefinite period of time, including as a result of travel restrictions and/or business shutdowns, all of which could negatively impact our business and results of operations, including cash flows.

Additionally, disruptive activities from COVID-19 have caused (in April 2020), and may in the future cause, temporary closure of our manufacturing facility in Tijuana, Mexico. The extent to which COVID-19 may impact our operations at this facility in the future remains highly uncertain and cannot be predicted. If an outbreak of the virus occurs at this facility, then we may be forced to shut down our operations, which would result in significant disruption.

Due to the COVID-19 pandemic, we are subject to a greater degree of uncertainty than normal in making the judgments and estimates needed to apply our significant accounting policies.

We have assessed various accounting estimates and other matters, including those that require consideration of forecasted financial information, in context to the unknown future impacts of COVID-19 using information that is reasonably available at this time. The accounting estimates and other matters we have assessed include, but are not limited to, goodwill and other long-lived assets, allowance for doubtful accounts, valuation allowances for tax assets, inventory and related reserves, and revenue recognition. As COVID-19 continues to develop, we may make changes to these estimates and judgments, which could result in meaningful impacts to its financial statements in future periods. In addition, judgments related to accounting estimates may require additional or different methods of evaluation. If complexity of the judgments increases, we may require changes in our internal controls over financial reporting. The extent and duration of the impact of the COVID-19 pandemic on our business is highly uncertain and difficult to predict, as the response to the pandemic is in its incipient stages and information is rapidly evolving. As COVID-19 has impacted various regions in the world differently, we may in the future experience further business operation disruptions. Additionally, significant and abrupt changes in product supply and demand increases the complexity of management’s evaluation of potential excess or obsolete inventory.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release of Plantronics, Inc. dated February 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 22, 2021	PLANTRONICS, INC.

		By:	/s/ Charles D. Boynton
		Name:	Charles D. Boynton
		Title:	Executive Vice President and Chief Financial Officer